Exhibit 99.1

Certification of Principal Executive Officer

Pursuant to 18 U.S.C. 1350

(Section 906 of the Sarbanes-Oxley Act of 2002)

I, Donald R. Walsh, Chief Executive Officer (principal executive officer) of Avatech Solutions, Inc. (the “Registrant”), hereby certify that to the best of my knowledge, based upon a review of the Report on Form 10-Q for the period ended March 31, 2003 of the Registrant (the “Report”):

(1)    The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

(2)    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/  Donald R. Walsh

Name: Donald R. Walsh

Date: May 15, 2003